Electronically Filed
3/2/2026 8:56 AM
Steven D. Grierson
CLERK OF THE COURT

NEFF
GARMAN TURNER GORDON LLP
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Plaintiff,
by and through the Court-Appointed Receiver

DISTRICT COURT

CLARK COUNTY, NEVADA

TTII STRATEGIC ACQUISITIONS & EQUITY GROUP, INC., a Delaware Corporation and wholly owned subsidiary of Global Tech Industries Group, Inc., a Nevada Corporation, by and through the Court-Appointed Receiver, Plaintiff, v. ASTRA ENERGY, INC., a Nevada corporation; RONALD LOUDOUN, an individual; DOE INDIVIDUALS I-X; and ROE ENTITIES I-X, inclusive, Defendants.	CASE NO.: A-25- 923753-C DEPT. NO.: XXIII **NOTICE OF ENTRY OF FINDINGS OF FACT AND CONCLUSIONS OF LAW AND JUDGMENT AGAINST DEFENDANT ASTRA ENERGY, INC.**

PLEASE TAKE NOTICE that the *Findings of Fact and Conclusions of Law and Judgment Against Defendant Astra Energy, Inc.*, a copy of which is attached hereto, was entered in the above-captioned case on the 1st day of March 2026.

DATED this 2nd day of March 2026.

GARMAN TURNER GORDON LLP

/s/ Dylan T. Ciciliano
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Attorneys for Plaintiff,
by and through the Court-Appointed Receiver

CERTIFICATE OF SERVICE

I hereby certify that the foregoing **NOTICE OF ENTRY OF FINDINGS OF FACT AND CONCLUSIONS OF LAW AND JUDGMENT AGAINST DEFENDANT ASTRA ENERGY, INC.** was submitted electronically for filing and/or service with the Eighth Judicial District Court on the 2nd day of March 2026. Electronic service of the foregoing document shall be made in accordance with the E-Service List to:[1]

N/A

I further certify that I served a copy of this document by mailing a true and correct copy thereof, postage prepaid, addressed to:

Astra Energy, Inc.
50 West Liberty Street, Suite 880
Reno, NV, 89501

/s/ Tonya Binns
An employee of
GARMAN TURNER GORDON, LLP

[1] Pursuant to EDCR 8.05(a), each party who submits an E-Filed document through the E-Filing System consents to electronic service in accordance with NRCP 5(b)(2)(D).

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

Electronically Filed
03/01/2026 6:41 PM
CLERK OF THE COURT

FFCL

GARMAN TURNER GORDON LLP
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Plaintiff,
by and through the Court-Appointed Receiver

DISTRICT COURT

CLARK COUNTY, NEVADA

TTII STRATEGIC ACQUISITIONS & EQUITY GROUP, INC., a Delaware Corporation and wholly owned subsidiary of Global Tech Industries Group, Inc., a Nevada Corporation, by and through the Court-Appointed Receiver, Plaintiff, v. ASTRA ENERGY, INC., a Nevada corporation; RONALD LOUDOUN, an individual; DOE INDIVIDUALS I-X; and ROE ENTITIES I-X, inclusive, Defendants.	CASE NO.: A-25- 923753-C DEPT. NO.: XXIII **FINDINGS OF FACT AND CONCLUSIONS OF LAW AND JUDGMENT AGAINST DEFENDANT ASTRA ENERGY, INC.**

This matter having come for hearing on February 3, 2026, Dylan Ciciliano, Esq. of Garman Turner Gordon LLP appearing on behalf of Plaintiff TTII Strategic Acquisitions & Equity Group, Inc. (the "Plaintiff"). The Court having reviewed the pleadings and papers on file herein, including Plaintiff's December 16, 2025 *Application for Default Judgment Against Defendant Astra Energy, Inc.* (the "Application"), the exhibits thereto, and the testimony of Receiver Paul Strickland, and considering the argument of counsel, and good cause appearing therefore, hereby orders as follows:

I.

JUDGMENT STANDARD

1. "A default judgment is proper when the opposing party has been unresponsive."

Christy v. Carlisle, 94 Nev. 651, 584 P.2d 697 (1978). Nevada Rule of Civil Procedure 55 establishes the circumstances under which either (1) the clerk must or (2) the court may enter default judgment. *See* NRCP 55(b). The Rule provides, in relevant part, as follows:

> (1) **By the Clerk.** If the plaintiff's claim is for a sum certain or a sum that can be made certain by computation, the clerk—on the plaintiff's request, with an affidavit showing the amount due—must enter judgment for that amount and costs against a defendant who has been defaulted for not appearing and who is neither a minor nor an incapacitated person.
> (2) **By the Court.** In all other cases, the party must apply to the court for a default judgment. … .

Id. When entering default judgment, the clerk and court should award "what is demanded in the pleadings." *See* NRCP 54(c), 55(d).

2. On July 22, 2025, Plaintiff filed its Complaint thereby commencing this action. (*See* Compl., on file herein).

3. Astra Energy Inc. ("Astra") is a Nevada corporation. Astra was served on July 31, 2025, through its registered agent. (*See* Affidavit of Service, on file herein). Astra has not appeared in this Action.

4. On October 30, 2025, the Clerk of Court entered default against Astra for failure to file an Answer to the Complaint or other responsive pleading. (*See* Nov. 3, 2025 Notice of Entry of Clerk's Entry of Default, on file herein).

5. There have been no challenges to the Clerk's entry of default as of the date this Application, and Astra's inaction has not otherwise been excused. (*See generally* Docket). To date, Astra has failed to appear in this action or defend against Plaintiff's claims in any way.

6. As default has already been entered against Astra, the facts alleged in the pleadings are deemed admitted." *Foster v. Dingwall*, 126 Nev. 56, 67, 227 P.3d 1042, 1049 (2010). "Entry of default, therefore, generally resolves the issues of liability and causation and leaves open only the extent of damages." *Lomastro*, 124 Nev. at 1068, 195 P.3d at 345; *see Buchanan v. Bowman*, 820 F.2d 359, 361 (11th Cir. 1987) ("The liability of [defendant] is not at issue. Such liability is well-pled in the complaint and is therefore established by the entry of default against him.").

/ / /

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

II.

FINDINGS OF FACT

1. Plaintiff is a Delaware corporation and a wholly owned subsidiary of Global Tech Industries Group, Inc. ("GTII"), a Nevada Corporation. (Compl. ¶ 1, on file herein).

2. Plaintiff is currently in receivership before the Honorable Judge Williams of the Eighth Judicial District Court, Case No. A-24-896359-B. Plaintiff brings this action by and through the Court-Appointed Receiver, Paul Strickland. (Compl. ¶ 1–2). Strickland testified that in his capacity as Receiver, he reviewed and analyzed the business records of Plaintiff, including its bank and financial records.

3. On or about February 16, 2023, Plaintiff and Astra entered into a Loan Agreement and Secured Promissory Note (the "Agreement"). (Compl. ¶ 10); (Agreement at 1, attached hereto as **Exhibit 3**).

4. Under the Agreement, Plaintiff loaned Astra the principal sum of $100,000.00, for a twelve (12) month term, with a maturity date of February 16, 2024, and an annual interest rate of ten percent (10%). (Compl. ¶ 11); (Agreement at 1, 3, Ex. 3).

5. Under the Agreement, at the end of each quarter, Astra was obligated to pay the accumulated interest for that quarter. (Compl. ¶ 12); (Agreement at 3, Ex. 3). The entire principal and final interest payment was due on the maturity date. (Compl. ¶ 12); (Agreement at 3, Ex. 3). If Astra failed to make timely interest payments, Plaintiffs were permitted to assess a $500 late fee per day. (Compl. ¶ 12); (Agreement at 3–4, Ex. 3).

6. Astra's obligations under the Agreement were secured by an assignment of Patent Number US 2020/0164381 A1, held in the name of Astra's subsidiary Regreen Technologies, Inc. (Compl. ¶ 13); (Agreement at 1, 3, Ex. 3). The Agreement provides that, "[s]hould the Borrower fail to pay the Principal and the outstanding interest on that date, the Borrower acknowledges and agrees that the security pledged to the Lender shall become the property of the Lender[.]" (*See* Compl. ¶ 13); (Agreement at 3–4, Ex. 3); (*see also* Agreement at 1, Ex. 3) ("[T]he Borrower has agreed to secure this loan from the Lender with an assignment of a patent number US 2020/0164381 A1 held in the name of Borrower's subsidiary Regreen Technologies, Inc[.]").

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

7. The Agreement provides: "Any and all costs or expenses incurred by the [Plaintiff] in enforcing the obligations of this Loan Agreement as a result of [Astra's] default, including any legal fees or costs, will be added to the remaining amount due and must be paid immediately by the [Astra]." (Agreement at 5, Ex. 3).

8. Plaintiff performed all conditions, covenants, and obligations required under the Agreement. (Compl. ¶ 15); (Strickland Decl. ¶ 6). Strickland further testified that he verified the loan payment and during his investigation that Astra's CEO Ronald Loudoun acknowledged the debt.

9. The Agreement requires quarterly interest payments and full payment of principal and interest at maturity. (Compl. ¶ 16); (Agreement at 3, Ex. 3).

10. Astra failed to make the required payments under the Agreement and has not otherwise repaid the funds due. (Compl. ¶ 17); (Strickland Decl. ¶ 7, Ex. 1). Strickland further testified that Astra's publicly available financial records reflected that they had not made payments under the Agreement, and that Loudoun confirmed the same.

11. On or about February 16, 2024, Plaintiff provided a written notice of default to Astra. (Compl. ¶ 18).

12. In an effort to resolve this dispute, the Receiver reached out to Mr. Loudoun, Astra's CEO, and engaged in substantial negotiations, in good faith. (Stickland Decl. ¶ 10, Ex. 1); (*see also* Application at Exh. 5). Despite the Receiver's best efforts to reach a resolution, the parties were unable to come to an agreement, and no settlement was reached. (Stickland Decl. ¶ 10, Ex. 1).

13. To date, Astra has failed and refused to pay the amounts due and owing under the Agreement, or to deliver the assigned collateral to Plaintiff. (Compl. ¶ 19); (Strickland Decl. ¶ 8, Ex. 1).

14. Strickland further testified that he investigated Patent Number US 2020/0164381 A1, held in the name of Astra's subsidiary Regreen Technologies, Inc. Regreen Technologies, Inc. entered into an agreement with Powertron Global to monetize the patent. Strickland spoke with Kevin Carriere at Powertron Global who confirmed that the patent turned out to be worthless, even

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

after significant investment.

III.

CONCLUSIONS OF LAW

A. Plaintiff is entitled to judgment on its claim for breach of contract.

15. "A breach of contract may be said to be a material failure of performance of a duty arising under or imposed by agreement." *Calloway v. City of Reno*, 116 Nev. 250, 273 n.4, 993 P.2d 1259, 1274 n.4 (2000). Thus, to prevail on a claim for breach of contract under Nevada law, a plaintiff must plead and prove: "(1) the existence of a valid contract, (2) a breach by the defendant, and (3) damage as a result of the breach." *Saini v. Int'l Game Tech.*, 434 F. Supp. 2d 913, 920 (D. Nev. 2006) (citing *Richardson v. Jones*, 1 Nev. 405, 409 (1865)).

16. The Agreement is a valid and enforceable contract between Plaintiff and Astra. (Compl. ¶ 22). On or about February 16, 2023, Plaintiff and Astra entered into the Agreement. Pursuant to its terms, Plaintiff loaned Astra the principal sum of $100,000.00, for a twelve (12) month term, with a maturity date of February 16, 2024, and an annual interest rate of ten percent (10%). According to the Agreement, at the end of each quarter, Astra was obligated to pay the accumulated interest for that quarter. The entire principal and final interest payment was due on the maturity date. If Astra failed to make timely interest payments, Plaintiffs were permitted to assess a $500 late fee per day.

17. Astra breached the terms of the Agreement by failing to make timely interest payments beginning on April 15, 2023. Additionally, the payments began incurring a $500/day late fee beginning on May 1, 2023. Astra also breached the Agreement and defaulted by failing to pay the principal sum of $100,000.00 on the maturity date of February 16, 2024.

18. Strickland testified that Plaintiff has suffered damages in the amount of $579,500. (Strickland Decl. ¶ 11, Ex. 1). Damages include the principal sum of $100,000.00. Damages also include late fees at $500 per day, from May 1, 2023 or 959 days, totaling $479,500.00. (Strickland Decl. ¶ 11, Ex. 1).

19. The principal amount incurs interest at the contractual rate of 10% per annum. The late fees incur post-judgment interest at the contractual rate of 10% per annum.

B. Plaintiff is Entitled to Reasonable Attorneys' Fees and Costs.

20. Pursuant to NRS 18.010, a party is entitled to recover attorneys' fees when provided for by "agreement, express or implied." NRS 18.010; *cf. Thomas v. City of N. Las Vegas*, 122 Nev. 82, 90, 127 P.3d 1057, 1063 (2006) ("Nevada follows the American rule that attorney fees may not be awarded absent a statute, rule, or contract authorizing such award."); *see also* NRCP 54(d)(2)(B)(iv). The Agreement expressly provides that "Any and all costs or expenses incurred by the Lender in enforcing the obligations of this Loan Agreement as a result of Buyer's default, including any legal fees or costs, will be added to the remaining amount due . . . ." (Agreement at Article VIII).

21. In support of a request for fees, Plaintiff submitted a declaration of its counsel setting forth that the fees were reasonably and necessarily included along with supporting documents. NRCP 54(d)(2)(A)–(B). In evaluating the request, the Court considered the factors set forth in *Brunzell v. Golden Gate National Bank*, 85 Nev. 345, 349, 455 P.2d 31, 33 (1969).

22. The Court finds that Plaintiff's counsel was well qualified, that their rates were customary of those rates with individuals of similar experience in the community, that Plaintiff's counsel have not needlessly increased expenses or fees, billed Plaintiff in tenth-of-an-hour increments to keep rates low, and minimized costs of by assigning simpler tasks to attorneys with lower billing rates. Based on the attached billing invoices, the descriptions of the work, and the time expended, it is clear that Plaintiff's attorneys' fees are reasonable.

23. The Court therefore awards attorneys' fees in the amount of $7,895.90.

24. In light of the language and considering Plaintiff's success on the merits of its claims, Plaintiff further requests an award of its costs in the amount of $507.40, as set forth in the Memorandum of Costs and Disbursements. (Application at Exh. 7). The Court likewise finds the costs reasonable and necessarily incurred and awardable under NRS 18.110.

JUDGMENT

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Plaintiff's Motion for Default Judgment is **GRANTED**.

/ / /

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that judgment is entered in favor of Plaintiff TTII Strategic Acquisitions & Equity Group, Inc. and against Defendant Astra Energy Inc. as follows:

$100,000 and contractual late charges in the amount of $479,500.00, for a total of $579,500.00.

1. In the principal amount of ~~$579,500,~~

2. For pre-judgment interest from June 3, 2023 until date of entry of this order, at the contractual rate of 10% per year, or $158.77 per day.

3. For post-judgment interest on the unpaid principal amount of the judgment and pre-judgment interest, at the contractual rate of 10% per year, from the date of the entry of this judgment until paid in full.

$7,895.90 $507.04 $8402.94 (total).

4. For attorneys' fees and costs in the amount of ~~$8,403.30~~, which accrues post-judgment interest from the date of the entry of this judgment at the rate of 10% per year;.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that to the extent that Plaintiff recovers the patent, the value of the patent shall be subtracted from the amount of any outstanding judgment.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Plaintiff's remaining claims against Defendant Astra Energy Inc. are dismissed pursuant to Rule 41(a)(2).

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Plaintiff's claims against Defendant Ronald Loudoun are dismissed pursuant to Rule 4(e)(2), without prejudice.

Dated this 1st day of March, 2026

[signature]

DISTRICT COURT JUDGE

jl

15B BC9 47DA 0E40
Jasmin Lilly-Spells
District Court Judge

Respectfully Submitted by:

GARMAN TURNER GORDON LLP

/s/ Dylan T. Ciciliano
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Attorneys for Plaintiff, by and through the Court-Appointed Receiver

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

TTII Strategic Acquisitions & Equity Group Inc, Plaintiff(s) vs. Astra Energy Inc, Defendant(s)	CASE NO: A-25-923753-C DEPT. NO. Department 23

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Findings of Fact, Conclusions of Law and Judgment was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 3/1/2026

Dylan Ciciliano	dciciliano@gtg.legal
Tonya Binns	tbinns@gtg.legal